UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.*

On July 23, 2025, CVB Financial Corp. issued a press release setting forth the financial results for the quarter ended June 30, 2025 and filed a corresponding Form 8-K to furnish such press release on July 24, 2025 (“Original Filing”). This Amendment No. 1 on Form 8-K/A is being filed to correct certain information set forth in the press release attached as Exhibit 99.1 to the Original Filing. Subsequent to the filing, the Company identified an error in the calculation of the weighted average shares outstanding, reflected in the table on page 12. The correction of the error in weighted average shares resulted in basic and diluted earnings per share (EPS) for the second quarter of 2025 increasing by $0.01 to $0.37, from the originally disclosed basic and diluted EPS of $0.36. Basic and diluted EPS for the six months ended June 30, 2025 has also been corrected from $0.72 to $0.73. The correction of EPS for the three months and the six months ended June 30, 2025 are reflected on pages 11 and 15 of the corrected press release. The correct EPS will be reflected in the Form 10-Q for the six months and quarter ended June 30, 2025 and there are no other changes in the Company’s reported financial results.

A copy of the updated press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

Item 7.01	Regulation FD Disclosure.

The President and Chief Executive Officer and Chief Financial Officer of CVB Financial Corp. (the “Company”) will make presentations to institutional investors at various meetings throughout the third quarter of 2025. The July 2025 slide presentation reflecting second quarter 2025 financial information is updated to reflect the correction to the earnings per share (EPS) previously disclosed in the original version and earnings release. Both basic and diluted earnings per share were corrected from $0.36 to $0.37. This adjustment is reflected on slides 12, 14, and 16 and no other changes were made. A copy of the updated slide presentation is furnished as Exhibit 99.2 of this report to the original slide presentation furnished on Form 8-K on July 24, 2025 and supersedes the original in its entirety.

Item 9.01	Financial Statements and Exhibits.*

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 23, 2025 (as corrected)

99.2	Copy of the Updated CVB Financial Corp. July 2025 slide presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The information in this report (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing. A copy of the updated slide presentation furnished as Exhibit 99.2 will be also available on the Company’s website at www.cbbank.com under the “Investors” tab.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: August 4, 2025	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer

3